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                                                                    EXHIBIT 23.2
                                                                    ------------

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of Ansan Pharmaceuticals, Inc. on Form S-8 of our report dated February 21, 1997, appearing in the Annual Report on Form 10-KSB for the year ended December 31, 1996 and Quarterly Reports on Form 10-QSB, for the periods ended March 31, 1997 and June 30, 1997, respectively, each of Ansan Pharmaceuticals, Inc.

                                       /s/ Ernst & Young LLP
                                       October 15, 1997